                EXHIBIT 10(c) TO SYMIX SYSTEMS, INC. 1998 FORM 10-K

                               SECOND LEASE AMENDMENT

     This Second Lease Amendment is made and entered into as of the latest date on which it is executed by either of the parties hereto ("Amendment Date"), by and between Corporate Exchange Buildings IV and V Limited Partnership, an Ohio limited partnership, 383 South Third Street, Columbus, Ohio 43215 (the "Landlord") and Symix Computer Systems, Inc., an Ohio corporation, whose address is 2800 Corporate Exchange Drive, Columbus, Ohio 43231 (the "Tenant").

                                      RECITALS

     A. 2600 Realty Corp. V, Landlord's predecessor in interest, and Tenant entered into a lease agreement dated April 3, 1991, a Start Date Agreement dated October 15, 1992, a Second Lease Amendment dated December 1, 1993, and a Tenant Acceptance Letter dated December 1, 1993 (collectively, the "Lease"), pursuant to which Tenant leased certain premises containing approximately 62,118 rentable square feet of office space (the "Original Premises") located on the second, third and fourth floors of Corporate Exchange Building V, 2800 Corporate Exchange Drive, Columbus, Franklin County, Ohio (the "Building").

     B. Tenant desires to lease additional office space in the Building and to amend the Lease.

     IT IS, THEREFORE, agreed as follows:

          1. Tenant hereby leases an additional five thousand six hundred sixty six (5,666) usable square feet of office space (the "Expansion Space") located on the lower level of the Building as shown on the floor plan attached hereto as Exhibit A.

          2. The term of the lease for the Expansion Space shall commence on April 1, 1994, shall be concurrent with the Term of the Lease, and shall expire on June 30, 1996 unless sooner terminated as provided in the Lease.

          3. Commencing April 1, 1994, the Premises shall be deemed to include the Expansion Space; and the Premises, including the Original Premises and the Expansion Space, will contain an aggregate of approximately 67,784 rentable square feet.

          4. Tenant shall pay Landlord Base Rent for the Premises in the amount of Fifty One Thousand Six Hundred Thirty


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

Two and 83/100 Dollars ($51,632.83) per month, payable in advance on the first day of each calendar month, without set off or demand, beginning on April 1, 1994, and continuing each calendar month until the expiration of the Lease Term.

          5. Tenant's share of the Operating Expenses for the Expansion Space shall be calculated by multiplying the total Operating Expenses (as defined in the Lease) by a fraction, the numerator of which shall be the number of square feet in the Expansion Space and the denominator of which shall be 130,005. Tenant's Pro Rata Share of all Taxes and Operating Expenses for the Expansion Space shall be 4.36%. Tenant's share of the Operating Expenses for the Expansion Space shall be payable as Additional Rent in the manner, and at such times, as is required by the terms of the Lease.

     Operating Expense charges for all occupied office space in the lower level of the Building will be deducted from the total Operating Expenses (the "Adjusted Total Operating Expenses"). Operating Expense charges for the Original Premises will be calculated in accordance with provisions in the Lease, as amended, by multiplying the Adjusted Total Operating Expense by Tenant's Pro Rata Share. Tenant's Pro Rata Share for the Original Premises is 51.7%.

          6. Tenant accepts the Premises in their current condition as far as tenant finish and improvements, except for Landlord's obligations to repair as set forth in Section 12 of the Lease, and except that Landlord shall, at its expense, install panic hardware on the south side of the door (the "Emergency Door") separating the Expansion Space from the adjacent space as indicated on Exhibit A hereto. Landlord shall not be required to make additional tenant improvements to the Premises.

     Landlord has obtained consent from Digital Equipment Corporation ("DEC") for Tenant to use the Emergency Door for emergency egress. Tenant has reviewed and approved the DEC consent. If Tenant, after good faith efforts, is unable to obtain the necessary approval of the appropriate government authority that the installation of the Emergency Door meets building code requirements, Landlord, at its option, may (a) obtain the governmental approval or (b) terminate this Second Lease Amendment by written notice to Tenant. By occupying the Expansion Space, Tenant shall be deemed conclusively to have accepted the Premises, including the Expansion Space, and to have acknowledged that the Premises are in the condition required by the Lease and this Second Lease Amendment. Tenant shall execute and deliver to Landlord an acceptance letter in the form attached as Exhibit B hereto no later than April 14, 1994.


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

     Tenant shall indemnify and hold harmless Landlord from and against any and all costs, expenses, liabilities, losses, damages, suits, penalties, actions, fines, claims, judgements or demands of any kind asserted by or on behalf of any person or governmental authority arising out of or in any way connected with the use of the Emergency Door pursuant to the terms of Section 6 of the Lease.

          7. Except as set forth in this Lease Amendment, all provisions of the Lease shall remain unchanged and in full force and effect and shall apply to this Lease Amendment. All terms and conditions of the Lease not specifically amended by this Lease Amendment shall apply as if fully rewritten herein, and the rights and obligations of Tenant shall be governed and controlled by the terms and conditions of the Lease as amended hereby.

          8. Tenant hereby certifies that no real estate broker has or will represent it with regard to the Expansion Space and that no finder's fees have been or will be earned by any third party and Tenant shall indemnify and hold Landlord harmless from any liability or expense that may arise from such claims, including reasonable attorney's fees.

          9. This Second Lease Amendment shall be construed, governed and enforced in accordance with the laws of the State of Ohio.

          10. This Agreement and the instruments and documents contemplated hereby, and the execution and delivery hereof by Tenant, and the consummation of the transactions herein provided, have been duly authorized and approved by Tenant's Board of Directors and do not violate any provision of the constitution or bylaws of Tenant, or any agreement to which Tenant is a party or by which Tenant is bound, and constitutes valid and binding obligations of Tenant enforceable against it in accordance with their respective terms. No consent or governmental approval is required in connection with the consummation of the transactions contemplated hereby. Tenant represents and warrants to Landlord that it has full right, power and authority to enter into the transactions provided for in this Second Lease Amendment.

     IN WITNESS WHEREOF, Landlord has executed this Lease Amendment on the 1st day of April, 1994, and Tenant has executed this Lease Amendment on the 1st day of April, 1994.


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

                                        LANDLORD: CORPORATE EXCHANGE
                                                  BUILDINGS IV AND V
                                                  LIMITED PARTNERSHIP

 WITNESSES                              By:  Joseph Skilken & Co.,
                                             General Partner

 /s/ Thomas W. Ramag                   By:    /s/ Steve Skilken
 -----------------------------            ---------------------------
                                             Steve Skilken, President
 Print Name: Thomas W. Ramag
             ---------------

 /s/ Julia B. Bolton                    Date: 4-1-94
 -----------------------------               -----------------------

 Print Name: Julia B. Bolton
             -----------------
                                        TENANT:   SYMIX COMPUTER SYSTEMS,
                                                  INC.


 /s/ Michael C. Wyatt                    By: /s/ Larry J. Fox
 ------------------------------              ----------------------------
                                            Larry J. Fox
Print Name: Michael C. Wyatt                Chairman of the Board and
            -------------------             Chief Executive Officer

 /s/ Mary E. Burmeister
 ------------------------------

 Print Name: Mary E. Burmeister         Date: April 1, 1994
             -------------------              ------------------------

 /s/ Michael C. Wyatt                   By: /s/ Bradford W. Payne
 --------------------------------          ----------------------------
                                             Bradford W. Payne
 Print Name: Michael C. Wyatt                Senior Vice President of
            ---------------------            Finance and Administration
                                             and Chief Financial Officer
 /s/ Mary E. Burmeister
 --------------------------------

 Print Name: Mary E. Burmeister         Date: April 1, 1994
             ---------------------            -------------------------


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

                             NOTARIZATION FOR LANDLORD

STATE OF OHIO
COUNTY OF FRANKLIN

On this 1st day of April, 1994, before me, a notary public in and for said County and State, personally appeared Steve Skilken, President of Joseph Skilken & Co., an Ohio Corporation and the General Partner of CORPORATE EXCHANGE BUILDINGS IV and V LIMITED PARTNERSHIP, an Ohio limited partnership, on behalf of the limited partnership who acknowledged for and on behalf of the corporation and limited partnership, that he did sign the foregoing instrument on behalf of the corporation and limited partnership.

                              /s/ Teresa B. Johnson
                              --------------------------------
                              Notary Public
                              My Commission Expires:  11-1-97
                                                      -------



                         NOTARIZATION FOR CORPORATE TENANT

STATE OF OHIO
COUNTY OF FRANKLIN

On this 1st day of April, 1994, before me, a notary public in and for said County and State, personally appeared Larry J. Fox, Chairman of the Board and Chief Executive Officer, and Bradford W. Payne, Senior Vice President of Finance and Administration and Chief Financial Officer, of SYMIX COMPUTER SYSTEMS, INC., an Ohio corporation, who represented that they are duly authorized to sign and did sign the foregoing lease on behalf of the corporation.


                              /s/ Michael C. Wyatt
                              ----------------------------------
                              Notary Public
                              My Commission Expires:    None
                                                     -----------


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

                      CERTIFICATE OF INCUMBENCY AND RESOLUTION

                                         OF

                            SYMIX COMPUTER SYSTEMS, INC.

I, Michael C. Wyatt, duly elected Secretary of Symix Computer Systems, Inc., an Ohio corporation (the "Company"), do hereby certify that Larry J. Fox, is the duly elected and qualified Chairman of the Board and Chief Executive Officer and Bradford W. Payne is the duly elected and qualified Senior Vice President of Finance and Administration and Chief Financial Officer of Symix Computer Systems, Inc. as of the date set forth below, and the signatures set forth opposite their respective names are the true and genuine signatures of both:

     NAME                               SIGNATURE
     Larry J. Fox                       /s/ Larry J. Fox
                                       ------------------------


     Bradford W. Payne                  /s/ Bradford W. Payne
                                       ------------------------

  I, Michael C. Wyatt, further certify that the following is a true and correct copy of the resolution duly adopted by unanimous written consent of the Board of Directors of Symix Computer Systems, Inc. on November 30, 1993 and that there are no modifications, additions or rescissions thereto:

     RESOLVED, that the Chairman of the Board and Chief Executive Officer and Senior Vice President of Finance and Administration and Chief Financial Officer be and hereby are authorized and empowered to execute in the name of and to deliver on behalf of the Company any and all documents relating to real estate transactions including, but not limited to, leases, subleases, and purchase and sale documents, and amendments and supplements thereto, and specifically that they are authorized and empowered to enter into a lease amendment with Corporate Exchange Buildings IV and V Limited Partnership for additional office space at Corporate Exchange Building V.

IN WITNESS WHEREOF, the undersigned has hereunto set (his) hand and affixed the seal of the Company on this 1st day of March, 1994.


                                   SYMIX COMPUTER SYSTEMS, INC.

(CORPORATE SEAL)


                                   By: /s/ Michael C. Wyatt, Secretary
                                      ---------------------------------


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

                                     EXHIBIT B

                              TENANT ACCEPTANCE LETTER

                               [Letterhead of Tenant]

                                                                     [Date]


Corporate Exchange Buildings IV and V Limited Partnership
383 South Third Street
Columbus, Ohio  43215
Attention: Steve Skilken

Re: Lease Dated April 3, 1991, First Lease Amendment Dated December 1, 1993, and Second Lease Amendment Dated April 1, 1994, at Corporate Exchange Building V, 2800 Corporate Exchange Drive, Columbus, Ohio 43231

The undersigned, as Tenant, hereby confirms the following as of April 1, 1994:

     1. Tenant has accepted possession of and is currently occupying the entire Premises.

     2. The commencement date for the Second Lease Amendment is April 1, 1994.

     3. All alterations and improvements required to be performed by Landlord pursuant to the terms of the Lease, the First Lease Amendment, and the Second Lease Amendment to prepare the Premises for Tenant's occupancy have been satisfactorily completed.

     4. As of the date hereof, Landlord has fulfilled all its obligations under the Lease.

     5. The Lease is in full force and effect and has not been modified, altered, or amended except pursuant to the instruments described above.

     6. There are no offsets or credits against Rent or any other charge payable by Tenant under the Lease, nor has any Rent or any other charge payable by Tenant been prepaid.

     7. Tenant has no notice of any prior assignment, hypothecation, or pledge of the Lease or any Rent due under the Lease.

                                     Sincerely,

                              SYMIX COMPUTER SYSTEMS, INC.


                              By:  /s/ Larry J. Fox
                                 ------------------------------
                                   Larry J. Fox
                                   Chairman of the Board and
                                   Chief Executive Officer


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